Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in millions, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2010	2009
Revenues	(Unaudited)	(As adjusted)*
Premiums earned	$978	$957
Net investment income	104	117
Net realized investment gains (losses)	125	(155)
Net impairment losses recognized in earnings	(2)	(71)
Equity in earnings (losses) of limited partnerships	3	(161)
Other income	8	8

Total revenues	1,216	695

Benefits and expenses
Insurance losses and loss expenses	761	803
Policy acquisition and underwriting expenses	227	232

Total benefits and expenses	988	1,035

Income (loss) from operations before income taxes
and noncontrolling interests	228	(340)
Provision (benefit) for income taxes	66	(89)

Net income (loss)	162	(251)
Less: Net income (loss) attributable to noncontrolling
interests – Exchange	115	(262)

Net income attributable to Indemnity	$47	$11

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.92	$0.22

Class A common stock – diluted	$0.82	$0.19

Class B common stock – basic and diluted	$132.83	$34.78

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	51,185,736	51,270,240

Class B common stock	2,546	2,551

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	57,310,247	57,409,460

Class B common stock	2,546	2,551

Dividends declared per share
Class A common stock	$0.48	$0.45

Class B common stock	$72.00	$67.50

• The first quarter 2009 has been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST

(amounts in millions, except per share data)

	Indemnity		shareholder		Noncontrolling interest		Eliminations of related
	interest			(Exchange)			party transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		March 31,			March 31,		March 31,		March 31,
	Percent	2010	2009*	Percent	2010	2009*	2010	2009*	2010	2009*
		(Unaudited)			(Unaudited)		(Unaudited)		(Unaudited)
Management operations

Management fee revenue, net	100.0%	$237	$230		$0	$0	$(237)	$(230)	$0	$0
Service agreement revenue	100.0%	8	8		0	0	0	0	8	8

Total revenue from management operations		245	238		0	0	(237)	(230)	8	8
Cost of management operations	100.0%	192	193		0	0	(192)	(193)	0	0

Income from management operations before taxes		53	45				(45)	(37)	8	8

Property and casualty operations

Premiums earned	5.5%	53	52	94.5%	909	889	0	0	962	941
Losses and loss expenses	5.5%	40	43	94.5%	698	739	(1)	(1)	737	781
Underwriting expenses	5.5%	15	15	94.5%	250	250	(46)	(38)	219	227

Income (loss) from property and casualty operations before taxes		(2)	(6)		(39)	(100)	47	39	6	(67)

Life insurance operations

Total revenue	21.6%	9	5	78.4%	34	17	0	0	43	22
Total benefits and expenses	21.6%	7	6	78.4%	26	22	(1)	(1)	32	27

Income (loss) from life operations before taxes		2	(1)		8	(5)	1	1	11	(5)

Investment operations

Investment income, net of expenses		9	13		75	83	(3)	(3)	81	93
Net realized gain (loss) on investments		5	(4)		115	(149)	0	0	120	(153)
Impairment losses recognized in earnings		0	(5)		(2)	(53)	0	0	(2)	(58)
Equity in earnings (losses) of limited partnerships		0	(28)		4	(130)	0	0	4	(158)

Total investment income (loss) before taxes		14	(24)		192	(249)	(3)	(3)	203	(276)

Income (loss) from operations before income taxes and noncontrolling interests		67	14		161	(354)	0	0	228	(340)
Provision for income taxes		20	3		46	(92)	0	0	66	(89)
Net income (loss)		$47	$11		$115	$(262)	$0	$0	$162	$(251)

*The first quarter 2009 has been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and impairment losses and related federal income taxes. Our common stock portfolio is measured at fair value. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized gains and losses on investments in our Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of EFL and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the generally accepted accounting principle (GAAP) measure that is most directly comparable to operating income. We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for Indemnity shareholder interest for the three months ended March 31:

(in millions, except per share data)	Indemnity
	Shareholder interest
	2010	2009
	(Unaudited)
Operating income attributable to Indemnity	$44	$17
Net realized gains (losses) and impairments on investments	5	(9)
Income tax (expense) benefit	(2)	3

Realized gains (losses) and impairments, net of income taxes	3	(6)

Net income	$47	$11

Per Indemnity Class A common share – diluted:
Operating income	$0.77	$0.29
Net realized gains (losses) and impairments on investments	0.09	(0.15)
Income tax (expense) benefit	(0.04)	0.05

Realized gains (losses) and impairments, net of income taxes	0.05	(0.10)

Net income	$0.82	$0.19

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(dollars in millions, except per share data)

	March 31,	December 31,
	2010	2009
	(Unaudited)	(As Adjusted)*
Assets
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$674	$664
Equity securities	48	38
Trading securities, at fair value	45	42
Limited partnerships	235	235
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	6,569	6,517
Equity securities	536	472
Trading securities, at fair value	1,933	1,835
Limited partnerships	1,119	1,116
Other invested assets	20	20

Total investments	11,180	10,940
Cash and cash equivalents (Exchange portion of $172 and $158, respectively)	202	234
Premiums receivable from policyholders (Exchange portion of $728 and $715, respectively)	920	906
Reinsurance recoverable (Exchange portion of $214 and $212, respectively)	217	215
Deferred income taxes (Exchange portion of $22 and $75, respectively)	55	116
Deferred acquisition costs (Exchange portion of $405 and $416, respectively)	456	467
Other assets (Exchange portion of $319 and $306, respectively)	420	409
Total assets	$13,450	$13,287

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Losses and loss expense reserves	$744	$752
Unearned premiums	325	325
Other liabilities	334	387
Exchange liabilities
Losses and loss expense reserves	2,867	2,846
Life policy and deposit contract reserves	1,559	1,540
Unearned premiums	1,660	1,656
Other liabilities	50	56

Total liabilities	7,539	7,562

Indemnity’s shareholders’ equity	928	902
Noncontrolling interest for the benefit of subscribers (policyholders) – Exchange	4,983	4,823

Total equity	5,911	5,725

Total liabilities, shareholders’ equity and noncontrolling interest	$13,450	$13,287

* The December 31, 2009 amounts have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.